AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 18, 2017 (this “Amendment”), by and among (a) Schneider Receivables Corporation, a Delaware corporation (the “Seller”), (b) Schneider National, Inc., a Wisconsin corporation, as initial Servicer (the “Servicer”), (c) Wells Fargo Bank, N.A., a national banking association (“WFB” or a “Purchaser”), and (d) Wells Fargo Bank, N.A., a national banking association, in its capacity as issuer of the Letters of Credit (in such capacity, the “L/C Issuer”) and in its capacity as administrative agent for the Purchasers and the L/C Issuer (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Purchasers and the L/C Issuer, the “Purchaser Parties”).

PRELIMINARY STATEMENT
The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of December 17, 2013 (as amended, the “Agreement;” capitalized terms used and not otherwise defined herein being used with the meanings attributed thereto in the Agreement). The parties wish to amend the Agreement as hereinafter provided. Accordingly, the parties hereby agree as follows:
Section 1. Amendment. The definition of “Scheduled Termination Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:
“Scheduled Termination Date” means September 30, 2018.
Section 2. Representations. In order to induce the Purchaser Parties to enter into this Amendment, each of the Seller and the Servicer hereby represents and warrants to them, as to itself, as follows: (a) after giving effect to this Amendment, each of the Seller’s and the Servicer’s representations and warranties in the Agreement is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date, (b) the execution and delivery by each of the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part, (c) this Amendment has been duly executed and delivered by each of the Seller and the Servicer, (d) the execution and delivery by the Seller and the Servicer of this Amendment and the performance of its obligations under the Agreement as amended hereby not contravene or violate (i) its Organic Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and (e) this Amendment constitutes the legal, valid and binding obligation of each of the Seller and the Servicer enforceable against such Person in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) .pdf counterparts hereof, duly executed by each of the parties hereto, and (b) .pdf counterparts of a second amended and restated Fee Letter, duly executed by each of the parties thereto, together with payment of the upfront fee described therein.
Section 4. Miscellaneous.
4.1.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
4.2.    CONSENT TO JURISDICTION. EACH OF THE SELLER AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY. EACH OF THE SELLER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 4.2 SHALL AFFECT THE RIGHT OF ANY PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE SERVICER OR ITS RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.
4.3.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.4.    Ratification; Binding Effect. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
4.5.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
SCHNEIDER RECEIVABLES CORPORATION, AS SELLER

By:    /s/ Patrick C. Costello
Name: Patrick C. Costello
Title: President

SCHNEIDER NATIONAL, INC., AS THE SERVICER

By:    /s/ Paul J. Kardish
Name: Paul J. Kardish
Title: Corporate Secretary

WELLS FARGO BANK, N.A.,
INDIVIDUALLY AS A PURCHASER, AS L/C ISSUER AND AS ADMINISTRATIVE AGENT

By:    /s/ Patrick McConnell
Name: Patrick McConnell
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Receivables Purchase Agreement